                                                                  EXHIBIT (J)(1)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the references to us in this Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (the "Registration Statement") under the heading "Counsel and Independent Accountants" in the Statement of Additional Information in such Registration Statement.

         /s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 13, 2001